Goodwill and Intangible Assets, net - Schedule of future amortization expense (Detail) - LCP Edge Intermediate, Inc. [Member] - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
2021		$ 11,588
2022		11,529
2023		11,529
2024		10,232
2025		1,132
Thereafter		4,925
Total	$ 50,254	$ 50,935	$ 60,293